--------------------------------------------------------------------------------
                                                                      CLOSED END
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ACM Government
Opportunity Fund

Annual Report
July 31, 2000

                      Alliance Capital [LOGO](R)
                      The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
September 8, 2000

Dear Shareholder:

This report contains the performance, investment strategy and outlook for ACM Government Opportunity Fund (the "Fund"), for the annual reporting period ended July 31, 2000.

Investment Objectives and Policies

This closed-end Fund is designed to provide high current income consistent with prudent investment risk. The Fund's secondary objective is growth of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in securities of foreign governments and up to 20% in equity securities. Additionally, the Fund may utilize other investment instruments, including options and futures.

Investment Results

The following table shows how the Fund performed over the six- and 12-month periods ended July 31, 2000. For comparison, we have also included performance for the Fund's benchmark, the Lehman Brothers Aggregate Bond Index.

During the six-month period ended July 31, 2000, the Fund outperformed the Lehman Brothers Aggregate Bond Index. Our opportunistic allocation of emerging market debt contributed positively to the Fund's performance. In addition, our Treasury duration structure and Treasury security selection enhanced performance.

INVESTMENT RESULTS*
Periods Ended July 31, 2000

                         ---------------------------
                                 Total Returns
                         ---------------------------
                         6 Months          12 Months
----------------------------------------------------
ACM
Government
Opportunity
Fund                       7.41%             12.22%
----------------------------------------------------
Lehman
Brothers
Aggregate
Bond Index                 5.28%              5.97%
----------------------------------------------------
* The Fund's investment results are total returns for the periods shown and are based on the net asset value as of July 31, 2000. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The Lehman Brothers ("LB") Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. The LB Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged U.S. debt securities. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Government Opportunity Fund.


--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

Investment Strategy

Over the six-month period ended July 31, 2000, we maintained a longer interest rate duration than the market, generally employing U.S. Treasury holdings with maturities of 10 years or more. We opportunistically employed securities issued in foreign countries to enhance portfolio yield. In the emerging market sector, we increased our positions in Mexico and Russia, anticipating relative outperformance based on their improving credit profiles.

Market Review

The global macroeconomic outlook continued to improve during the six-month period ended July 31, 2000. The U.S. economy remained strong, growing at a rate of 4.8% in the first quarter and 5.3% during the second quarter. Inflation and unemployment remained low. However, the rise in commodity prices-led by oil-along with low unemployment, put upward pressure on U.S. inflation. Strong U.S. economic activity prompted the Federal Reserve to increase short-term interest rates from 5.50% to 6.50% during the period.

The U.S. bond market, as represented by the Lehman Brothers Aggregate Bond Index, posted a return of 5.28% during the six-month period. Among the traditional sectors of the U.S. bond market, the U.S. government sector recorded the strongest performance, at 5.8%, as a result of the Treasury buy-back program. Faced with a growing budget surplus, the Treasury began a long-term project to reduce the supply of outstanding government debt. The yield curve inverted during the period as investors focused on tighter monetary policy as well as the Treasury buy-back program. Two-year Treasury yields fell from 6.59% to 6.28%, and 30-year Treasury yields fell from 6.49% to 5.79%.

The mortgage sector returned 5.2% during the period, benefiting from a strong underlying housing sector. However, its relative performance was dampened by the Treasury buy-back program, which affected all non-Treasury sectors negatively. The emerging market debt sector returned 13.61% during the period. Emerging market debt reacted positively to improving global economic fundamentals.

Outlook

Our near-term outlook for financial markets assumes that U.S. growth will moderate, but not enough to resolve the inflationary imbalances (labor market and trade deficit) in the economy. There remains a risk of further tightening before year-end. We expect technical supply considerations to play an increasing role in shaping the U.S. Treasury yield curve.


--------------------------------------------------------------------------------
2 o ACM GOVERNMENT OPPORTUNITY FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

In the period immediately ahead, we expect the curve to remain inverted, reflecting the likelihood of further tightening by the Federal Reserve. In addition, the quality and liquidity features of the mortgage-backed security market, coupled with low prepayment risk at current interest rate levels, continue to make this sector attractive. In the emerging markets sector, we believe that most emerging market governments remain committed to necessary economic and financial reforms. We believe this asset class will continue to produce attractive returns, albeit with considerable volatility, over the medium-term.

Notice To Shareholders

On July 20, 2000, the Board of Directors of the Fund approved the acquisition by ACM Government Income Fund of the assets of ACM Government Securities Fund, ACM Government Spectrum Fund and ACM Government Opportunity Fund.

The proposed acquisitions, which are not contingent on each other, are subject to stockholder approval, and concurrent special stockholder meetings to consider the acquisitions have been scheduled for November 14, 2000. A detailed description of the proposed acquisitions is included in the proxy statement for the special stockholder meetings. Those acquisitions that receive stockholder approval are expected to be completed during the fourth quarter of this year. Your Fund's Board of Directors believes that consolidation of these very similar funds is in the stockholders' best interests. It is expected that, under current conditions, the acquisitions will be fully protective of ACM Government Income's attractive earning power and distribution rate.

Under each proposed acquisition, stockholders of the fund whose assets are acquired will receive shares of ACM Government Income equivalent in aggregate net asset value to the shares they hold immediately prior to the acquisition. Stockholders participating in a fund's dividend reinvestment plan will receive full and fractional ACM Government Income shares. Other stockholders will receive cash in lieu of fractional shares.


--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

[PHOTO      John D.
 OMITTED]   Carifa

[PHOTO      Wayne D.
 OMITTED]   Lyski

Portfolio Manager, Wayne D.
Lyski, has over 26 years of
investment experience.

Thank you for your continued interest and investment in ACM Government Opportunity Fund.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Wayne D. Lyski

Wayne D. Lyski
Senior Vice President


--------------------------------------------------------------------------------
4 o ACM GOVERNMENT OPPORTUNITY FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ACM GOVERNMENT OPPORTUNITY FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
7/31/90 TO 7/31/00

[The following table was depicted as a mountain chart in the printed material.]

ACM Government Opportunity Fund (NAV): $24,795

Lehman Brothers Aggregate Bond Index: $21,127

This chart illustrates the total value of an assumed $10,000 investment in ACM Government Opportunity Fund at net asset value (NAV) (from 7/31/90 to 7/31/00) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. The LB Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged debt securities.

When comparing ACM Government Opportunity Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Government Opportunity Fund.


--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ACM GOVERNMENT OPPORTUNITY FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 7/31

                              [BAR CHART OMITTED]

        ACM Government Opportunity Fund (NAV)-Yearly Periods Ended 7/31
--------------------------------------------------------------------------------
                             ACM Government            Lehman Brothers
                         Opportunity Fund (NAV)     Aggregate Bond Index
--------------------------------------------------------------------------------
      7/31/91                     12.67%                    10.70%
      7/31/92                     18.43%                    14.78%
      7/31/93                     16.49%                    10.17%
      7/31/94                     -3.16%                     0.09%
      7/31/95                      8.62%                    10.11%
      7/31/96                      9.40%                     5.54%
      7/31/97                     15.99%                    10.76%
      7/31/98                      6.52%                     7.87%
      7/31/99                     -0.09%                     2.49%
      7/31/00                     12.22%                     5.97%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the Lehman Brothers Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. It is a standard measure of the performance of a basket of unmanaged U.S. debt securities. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Government Opportunity Fund.


--------------------------------------------------------------------------------
6 o ACM GOVERNMENT OPPORTUNITY FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
July 31, 2000

INCEPTION DATE           PORTFOLIO STATISTICS
8/26/88                  Net Assets ($mil): $98.1

SECURITY TYPE

o 62.71% Treasury
o 22.36% Sovereign
o  5.32% FNMA
o  5.06% Brady Bonds                           [PIE CHART OMITTED]
o  2.33% Other Short-Term
o  1.97% GNMA
o  0.25% Time Deposit

COUNTRY BREAKDOWN

o 70.24% United States
o  6.99% Mexico
o  4.59% Brazil
o  4.09% Turkey
o  2.77% South Africa
o  2.37% Panama                                [PIE CHART OMITTED]
o  2.00% Philippines
o  1.83% Russia
o  1.57% Qatar
o  1.45% Bulgaria
o  1.43% Poland
o  0.67% Argentina

All data as of July 31, 2000. The Fund's security type and country breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
July 31, 2000

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------
U.S. Government and Agency
     Obligations-87.2%
U.S. Treasury Bonds-46.8%
   6.25%, 5/15/30(a)..............   US$           2,750      $ 2,929,603
   8.125%, 8/15/19(a).............                 4,875        5,957,396
   8.875%, 2/15/19(a).............                   230          299,000
   10.75%, 8/15/05(a).............                 4,000        4,764,360
   12.375%, 5/15/04(b)............                 2,500        2,998,050
   12.75%, 11/15/10(a)............                 3,250        4,153,890
   13.25%, 5/15/14(a).............                 1,350        1,967,206
   13.75%, 8/15/04(a).............                 6,620        8,342,259
   14.00%, 11/15/11(a)(b).........                10,500        14,567,070
                                                              ------------
                                                                45,978,834
                                                              ------------
U.S. Treasury Notes-22.6%
   5.875%, 11/30/01(b)............                 6,000         5,957,820
   6.50%, 2/15/10(b)..............                 1,900         1,962,643
   6.875%, 5/15/06(a).............                 4,090         4,221,657
   7.50%, 11/15/01(a).............                 6,375         6,455,708
   7.875%, 11/15/04(a)............                 3,350         3,550,464
                                                              ------------
                                                                22,148,292
                                                              ------------
Mortgage Related Securities-9.1%
Federal National Mortgage
   Association
   7.50%, 11/01/29................                 4,774         4,705,136
   8.00%, 6/01/28.................                 1,783         1,798,461
Government National
   Mortgage Association
   6.50%, 2/15/29.................                 2,546         2,414,221
                                                              ------------
                                                                 8,917,818
                                                              ------------
U.S. Treasury Strip-8.7%
   Zero coupon, 5/15/15(a)........                21,000         8,568,000
                                                              ------------
Total U.S. Government and
   Agency Obligations
   (cost $88,528,014).............                              85,612,944
                                                              ------------
Sovereign Debt Obligations-30.8%
Argentina-0.8%
Republic of Argentina
   10.25%, 7/21/30................                 1,000           820,000
                                                              ------------
Brazil-4.5%
Republic of Brazil
   12.25%, 3/06/30................                 1,250         1,175,000
   14.50%, 10/15/09...............                 3,000         3,255,000
                                                              ------------
                                                                 4,430,000
                                                              ------------


--------------------------------------------------------------------------------
8 o ACM GOVERNMENT OPPORTUNITY FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------
Mexico-5.4%
Mexican Treasury Bill
   22.40%, 9/07/00(c).............   MXP          11,129        $1,171,755
United Mexican States
   10.375%, 2/17/09(d)............   US$           3,850         4,134,130
                                                              ------------
                                                                 5,305,885
                                                              ------------
Panama-2.9%
Republic of Panama
   9.375%, 4/01/29................                 3,000         2,895,000
                                                              ------------
Philippines-2.5%
Republic of Philippines
   9.875%, 1/15/19................                 1,500         1,200,000
   10.625%, 3/16/25...............                 1,500         1,248,750
                                                              ------------
                                                                 2,448,750
                                                              ------------
Poland-1.8%
Government of Poland
   10.00%, 6/12/04................   PLZ           9,000         1,751,743
                                                              ------------
Qatar-2.0%
State of Qatar
   9.75%, 6/15/30(e)..............   US$           1,900         1,923,750
                                                              ------------
Russia-2.3%
Russian Federation WI
   2.25%,3/31/30(e)...............                 4,800         1,945,500
Russian Ministry of Finance
   3.00%, 5/14/03.................                   600           297,000
                                                              ------------
                                                                 2,242,500
                                                              ------------
South Africa-3.5%
Development Bank of
   South Africa
   Zero coupon, 12/31/27..........   ZAR         120,000           439,529
European Bank for Reconstruction
   and Development
   Zero coupon, 4/07/27...........                43,730           222,984
International Bank for Reconstruction
   and Development
   Zero coupon, 12/31/25..........               120,000           660,155
   Zero coupon, 2/17/26...........               110,000           591,870
   Zero coupon, 7/14/27...........               107,725           546,671
Republic of South Africa
   13.00%, 8/31/10................                 6,750           931,252
                                                              ------------
                                                                 3,392,461
                                                              ------------


--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------
Turkey-5.1%
Republic of Turkey
   11.875%, 1/15/30...............   US$           1,250      $  1,360,625
   12.375%, 6/15/09...............                   750           811,875
Government of Turkey
   Series 24T4
   72.00%, 10/03/01...............   TRL     580,000,000         1,142,968
Turkey Treasury Bill
   Series 14T
   Zero coupon, 8/23/00...........         1,170,000,000         1,684,010
                                                              ------------
                                                                 4,999,478
                                                              ------------
Total Sovereign Debt Obligations
   (cost $33,043,520).............                              30,209,567
                                                              ------------
Collateralized Brady Bonds-4.5%
Brazil-1.2%
Republic of Brazil
Discount Bonds FRN
   Series ZL
   7.375%, 4/15/24................   US$           1,500         1,181,250
                                                              ------------
Mexico-3.3%
United Mexican States
   6.25%, 12/31/19................                 1,750         1,498,525
   Series C, FRN
   7.80%, 12/31/19................                 1,750         1,736,875
                                                              ------------
                                                                 3,235,400
                                                              ------------
Total Collateralized Brady Bonds
   (cost $4,223,702)..............                               4,416,650
                                                              ------------
Non-Collateralized Brady Bond-1.8%
Bulgaria-1.8%
Republic of Bulgaria
   IAB PDI FRN
   7.75%, 7/28/11
   (cost $1,752,792)..............                 2,200         1,771,000
                                                              ------------
Time Deposit-0.3%
Bank of New York
   6.125%, 8/01/00
   (cost $300,000)................                   300           300,000
                                                              ------------
Total Investments-124.6%
   (cost $127,848,028)............                             122,310,161
Other assets less
   liabilities-(24.6%)............                             (24,173,136)
                                                              ------------

Net Assets-100%...................                            $ 98,137,025
                                                              ============


--------------------------------------------------------------------------------
10 o ACM GOVERNMENT OPPORTUNITY FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

(a) Securities, or portion thereof, with an aggregate market value of $51,903,213, have been segregated to collateralize forward exchange currency contracts.
(b) Securities, or portion thereof, loaned at July 31, 2000, with an aggregate market value of $24,791,913 and cash collateral received from the counterparties of Merrill Lynch & Co., Inc., Deutsche Morgan Grenfell, Inc. and Lehman Brothers, in the amount of $26,911,375.
(c)   Interest rate represents annualized yield to maturity at purchase date.
(d)   Security trades with value recovery rights expiring June 30, 2003.
(e) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2000, these securities amounted to $3,869,250 or 3.9% of net assets.

      Glossary of Terms:

      FRN - Floating Rate Note.
      IAB - Interest Arrears Bond.
      PDI - Past Due Interest.
      WI - When Issued

See notes to financial statements.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
July 31, 2000

Assets
Investments in securities, at value (cost $127,848,028) .....      $122,310,161
Cash ........................................................            93,816
Receivable for investment securities sold ...................         4,531,250
Interest receivable .........................................         2,534,790
                                                                  -------------
Total assets ................................................       129,470,017
                                                                  -------------
Liabilities
Deposit for securities loaned ...............................        26,911,375
Payable for investment securities purchased .................         4,215,563
Interest payable on securities lending ......................            45,953
Advisory fee payable ........................................            44,685
Administration fee payable ..................................            22,833
Net unrealized depreciation of forward exchange
   currency contracts .......................................             3,382
Accrued expenses ............................................            89,201
                                                                  -------------
Total liabilities ...........................................        31,332,992
                                                                  -------------
Net Assets ..................................................      $ 98,137,025
                                                                  =============
Composition of Net Assets
Capital stock, at par .......................................      $    124,258
Additional paid-in capital ..................................       108,131,600
Undistributed net investment income .........................           504,226
Accumulated net realized loss on investment and foreign
   currency transactions ....................................        (5,082,188)
Net unrealized depreciation of investments and foreign
   currency denominated assets and liabilities ..............        (5,540,871)
                                                                  -------------
                                                                   $ 98,137,025
                                                                  =============
Net Asset Value Per Share
   (based on 12,425,781 shares outstanding) .................             $7.90
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ACM GOVERNMENT OPPORTUNITY FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended July 31, 2000

Investment Income
Interest................................                            $12,323,889
Expenses
Advisory fee............................          $  750,655
Custodian...............................             157,221
Administrative fee......................             150,131
Transfer agency.........................              69,310
Printing................................              64,465
Audit...................................              46,160
Directors' fees.........................              36,350
Registration............................              27,537
Legal...................................               7,160
Miscellaneous...........................               4,281
                                                ------------
Total expenses before interest..........           1,313,270
Interest expense........................             791,086
                                                ------------
Total expenses..........................                              2,104,356
                                                                   ------------
Net investment income...................                             10,219,533
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized loss on investment
   transactions.........................                             (3,413,610)
Net realized loss on foreign currency
   transactions.........................                               (756,607)
Net change in unrealized
   appreciation/depreciation of:
   Investments..........................                              4,480,906
   Foreign currency denominated assets
     and liabilities....................                                127,637
                                                                   ------------
Net gain on investments and foreign
   currency transactions................                                438,326
                                                                   ------------
Net Increase in Net Assets
   from Operations.........................                         $10,657,859
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                   Year Ended       Year Ended
                                                    July 31,         July 31,
                                                      2000             1999
                                                 -------------    -------------
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................    $ 10,219,533    $  8,031,801
Net realized gain (loss) on investments and
   foreign currency transactions .............      (4,170,217)        793,091
Net change in unrealized appreciation/
   depreciation of investments and foreign
   currency denominated assets
   and liabilities ...........................       4,608,543      (9,177,968)
                                                  ------------    ------------
Net increase (decrease) in net assets
   from operations ...........................      10,657,859        (353,076)
Dividends and Distributions to
Shareholders From:
Net investment income ........................      (8,891,738)     (8,031,801)
Distributions in excess of net
   investment income .........................              -0-       (203,495)
Distributions from net realized gain
   on investments ............................        (228,758)       (281,054)
                                                  ------------    ------------
Total increase (decrease) ....................       1,537,363      (8,869,426)
Capital Stock Transactions
Repurchase of shares in accordance with
   share repurchase program ..................      (4,845,549)             -0-
                                                  ------------    ------------
Net Assets
Beginning of period ..........................     101,445,211     110,314,637
                                                  ------------    ------------
End of period (including undistributed net
   investment income of $504,226 at
   July 31, 2000) ............................    $ 98,137,025    $101,445,211
                                                  ============    ============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ACM GOVERNMENT OPPORTUNITY FUND

                                                         -----------------------
                                                         STATEMENT OF CASH FLOWS
                                                         -----------------------

STATEMENT OF CASH FLOWS
Year Ended July 31, 2000

Increase (Decrease) in Cash From:
Operating Activities:
Interest received .........................   $   9,739,526
Interest expense paid .....................        (745,133)
Operating expenses paid ...................      (1,324,428)
                                              -------------
Net increase in cash from operating
   activities .............................                       $  7,669,965
Investing Activities:
Proceeds from disposition of long-term
   portfolio investments ..................     133,395,404
Purchase of long-term portfolio
   investments ............................    (147,288,670)
Purchase of short-term portfolio
   investments, net .......................      (6,628,378)
                                              -------------
Net decrease in cash from investing
   activities .............................                        (20,521,644)
Financing Activities:
Net increase in deposits for
   securities loaned ......................      26,911,375
Net redemptions from capital stock
   transactions ...........................      (4,845,549)
Cash dividends paid .......................      (9,120,496)
                                              -------------
Net increase in cash from financing
   activities .............................                         12,945,330
                                                                 -------------
Net increase in cash ......................                             93,651
Cash at beginning of period ...............                                165
                                                                 -------------
Cash at end of period .....................                       $     93,816
                                                                 =============

--------------------------------------------------------------------------------
Reconciliation of Net Increase in
Net Assets From Operations to
Net Increase in Cash From
Operating Activities:
Net increase in net assets from operations                        $ 10,657,859
Adjustments:
Decrease in interest receivable ...........         310,524
Net realized loss on investment
   transactions ...........................       4,170,217
Net change in unrealized appreciation/
   depreciation of investments ............      (4,608,543)
Accretion of bond discount ................      (2,894,887)
Increase in interest payable ..............          45,953
Decrease in accrued expenses ..............         (11,158)
                                              -------------
Total adjustments .........................                         (2,987,894)
                                                                 -------------
Net increase in Cash From Operating
   Activities .............................                       $  7,669,965
                                                                 =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
July 31, 2000

NOTE A

Significant Accounting Policies

ACM Government Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.


--------------------------------------------------------------------------------
16 o ACM GOVERNMENT OPPORTUNITY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign investments, closed forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to the tax treatment of foreign currency losses and distribution reclasses, resulted in a net decrease in undistributed net investment income, and a corresponding decrease in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE B

Advisory, Administrative Fees and Other Affiliated Transactions

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to .0625 of 1% of the Fund's average weekly net assets during the month (equal to an annual fee of approximately .75 of 1% of the average weekly net assets).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS") an affili-


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

ate of the Adviser, the Fund reimburses AFS for costs related to servicing phone inquiries for the Fund. During the year ended July 31, 2000, the Fund reimbursed AFS $1,155.

Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management L.P. a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $59,815,736 and $55,341,713, respectively, for the year ended July 31, 2000. There were purchases of $87,472,934 and sales of $78,053,691 of U.S. government and government agency obligations for the year ended July 31, 2000.

At July 31, 2000, the cost of investments for federal income tax purposes was $130,228,350. Accordingly, gross unrealized appreciation of investments was $2,258,299 and gross unrealized depreciation of investments was $10,176,488 resulting in net unrealized depreciation of $7,918,189 (excluding foreign currency transactions).

For federal income tax purposes, the Fund had a capital loss carryforward at July 31, 2000 of $1,546,112 expiring in 2008.

The Fund incurred and elected to defer post-October currency and capital losses of $458,263 and $1,155,754, respectively, for the year ended July 31, 2000.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the follow-


--------------------------------------------------------------------------------
18 o ACM GOVERNMENT OPPORTUNITY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

ing table, reflects the total exposure the Fund has in that particular currency contract.

At July 31, 2000, the Fund had outstanding forward exchange currency contracts as follows:

                         Contract     Value on      U.S. $      Unrealized
                          Amount     Origination    Current    Appreciation/
                           (000)        Date         Value    (Depreciation)
                       ----------------------------------------------------
Forward Exchange
  Currency Buy
  Contracts
Euro,
  settling 8/21/00       1,880      $1,737,065    $1,745,052      $  7,987
Forward Exchange
  Currency Sale
  Contracts
Polish Zloty,
  settling 8/21/00       7,550       1,717,041     1,728,410       (11,369)
                                                                  --------
                                                                  $ (3,382)
                                                                  ========

2. Options Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying currency in determining whether the Fund has a realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a currency at a price different from the current market value.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

There were no options written for the year ended July 31, 2000.

NOTE D

Capital Stock

There are 300,000,000 shares of $.01 par value common stock authorized, of which 12,425,781 shares were outstanding at July 31, 2000. On January 26, 2000 the Fund initiated a share repurchase program. For the year ended July 31, 2000, 646,091 shares were repurchased at a cost of $4,845,549 representing 4.94% of the 13,071,872 shares outstanding at January 26, 2000. This includes $38,765 in commissions paid to Paine Webber Group, Inc. The average discount of market price to net asset value of shares repurchased over the period of January 26, 2000 to July 31, 2000 was 6.52%.

NOTE E

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended July 31, 2000, the maximum amount of reverse repurchase agreements outstanding was $44,218,495, the average amount outstanding was approximately $18,725,283, and the daily weighted average interest rate was 5.22%.

As of July 31, 2000, the Fund had no reverse repurchase agreements outstanding.

NOTE F

Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 102% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund.

For the year ended July 31, 2000, the maximum amount of security lending agreements outstanding was $48,197,958, the average amount outstanding was approximately $26,461,418 and the daily weighted average interest rate was 6.09%.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay


--------------------------------------------------------------------------------
20 o ACM GOVERNMENT OPPORTUNITY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral.

As of July 31, 2000, the Fund had entered into the following security lending agreements:

   Amount                Counterparty           Interest Rate      Maturity
-----------     -----------------------------   -------------   --------------
$ 1,992,625     Merrill Lynch & Co., Inc.           5.00%       August 1, 2000
$ 2,018,750     Merrill Lynch & Co., Inc.           5.10%       August 4, 2000
$ 6,007,500     Lehman Brothers                     6.35%       August 4, 2000
$13,830,000     Deutsche Morgan Grenfell, Inc.      6.42%       August 4, 2000
$ 3,062,500     Deutsche Morgan Grenfell, Inc.      6.45%       August 9, 2000

NOTE G

Concentration of Risk

Investing in securities of foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States Government.

NOTE H

Subsequent Event

On July 20, 2000, the Fund's Directors approved the acquisition of the Fund's assets by the ACM Government Income Fund. The proposed acquisition is subject to stockholder approval and is described in detail in the proxy statement for a special stockholder meeting scheduled for November 14, 2000. A proxy statement relating to this meeting will be mailed to all stockholders of record in the upcoming weeks. If the acquisition receives stockholder approval, the acquisition is expected to be completed during the fourth quarter of this year.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                    Year Ended July 31,
                                           -----------------------------------------------------------------
                                                2000           1999         1998         1997         1996
                                           -----------------------------------------------------------------
Net asset value, beginning of period .....   $  7.76       $   8.44     $   8.56     $   8.00     $   7.92
                                           -----------------------------------------------------------------
Income From Investment Operations
Net investment income ....................       .80(a)         .61          .59          .58          .53
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions ...........................       .05           (.64)        (.08)         .58          .13
                                           -----------------------------------------------------------------
Net increase (decrease) in net asset value
  from operations ........................       .85           (.03)         .51         1.16          .66
                                           -----------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income .....      (.69)          (.61)        (.59)        (.58)        (.56)
Distributions in excess of net investment
  income .................................        -0-          (.02)        (.04)        (.02)          -0-
Distributions from net realized gains ....      (.02)          (.02)          -0-          -0-          -0-
Tax return of capital distribution .......        -0-            -0-          -0-          -0-        (.02)
                                           -----------------------------------------------------------------
Total dividends and distributions ........      (.71)          (.65)        (.63)        (.60)        (.58)
                                           -----------------------------------------------------------------
Net asset value, end of period ...........   $  7.90       $   7.76     $   8.44     $   8.56     $   8.00
                                           =================================================================
Market value, end of period ..............   $7.1875       $  7.125     $ 7.9375     $  7.875     $   7.00
                                           =================================================================
Total Return
Total investment return based on:(b)
  Market value ...........................     11.21%         (2.46)%       8.90%       21.95%        1.08%
  Net asset value ........................     12.22%          (.09)%       6.52%       15.99%        9.40%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $98,137       $101,445     $110,315     $111,905     $104,546
Ratio of expenses to average net assets ..      2.10%          1.19%        1.18%        1.27%        1.28%
Ratio of expenses to average net assets,
  excluding interest expense(c)  .........      1.31%          1.19%        1.18%        1.27%        1.28%
Ratio of net investment income to
  average net assets .....................     10.21%          7.48%        6.89%        7.00%        6.42%
Portfolio turnover rate ..................       120%           211%         230%         407%         375%

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.
(c)   Net of interest expense of .79% on borrowings (see Notes E & F).


--------------------------------------------------------------------------------
22 o ACM GOVERNMENT OPPORTUNITY FUND

                                                  ------------------------------
                                                  REPORT OF INDEPENDENT AUDITORS
                                                  ------------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of ACM Government Opportunity Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Government Opportunity Fund, Inc., including the portfolio of investments, as of July 31, 2000, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Government Opportunity Fund, Inc. at July 31, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
September 8, 2000

TAX INFORMATION
(unaudited)

In order to meet certain requirements of the Internal Revenue Code we are advising you that the tax basis long term capital gain distributions paid by the Fund during the fiscal year July 31, 2000 was $221,753.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2001.


--------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 23

----------------------
ADDITIONAL INFORMATION
----------------------

ADDITIONAL INFORMATION

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. PFPC, Inc. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

      (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

      (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


--------------------------------------------------------------------------------
24 o ACM GOVERNMENT OPPORTUNITY FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at PFPC, Inc., P.O. Box 8030, Boston, MA 02266-8030.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, the President of the Fund.

Supplemental Proxy Information

The Annual Meeting of Shareholders of the ACM Government Opportunity Fund, Inc. was held on March 28, 2000. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                    Voted
                                                    Voted For   Against/Abstain
--------------------------------------------------------------------------------
1. To elect directors: Class Three Directors
                       (Term expires in 2003)
                       Ruth Block                   7,712,761      4,833,928
                       John D. Carifa               7,712,279      4,834,410
                       Robert C. White              7,711,771      4,834,918

                                    Voted For   Voted Against   Withheld/Abstain
--------------------------------------------------------------------------------
2. To ratify the selection of
   Ernst & Young LLP as the
   Fund's independent auditors
   for the Fund's fiscal year
   ending July 31, 2000:           12,343,583       48,621          154,485

                                    Voted For   Voted Against   Withheld/Abstain
--------------------------------------------------------------------------------
3. Proposal pursuant to the
   Fund's Articles of
   Incorporation to amend the
   Articles of Incorporation
   to convert the Fund to an
   open-end investment company:     5,331,254     3,638,650        3,576,785

Accordingly, proposal 3, which
required the affirmative vote of
two-thirds of the Fund's outstanding
shares for approval, was disapproved.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 25

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

government bond

A bond that is issued by a government or its agencies.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

investment-grade bond

A bond that is rated BBB or higher by a credit agency.

portfolio

The collection of securities that make up a Fund's or an investor's investments.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
26 o ACM GOVERNMENT OPPORTUNITY FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with nearly $388 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 29 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 282 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/00.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 27

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)
Robert C. White(1)

OFFICERS

Wayne D. Lyski, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Bruce W. Calvert, Senior Vice President
Paul J. DeNoon, Vice President
Thomas J. Bardong, Vice President
Christian G. Wilson, Vice President
Michael Mon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

PFPC, Inc.
P.O. Box 8030
Boston, MA 02266-8030

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Custodian

Bank of New York
One Wall Street
New York, New York 10286

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Opportunity Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


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28 o ACM GOVERNMENT OPPORTUNITY FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

The Spain Fund
ACM Municipal Securities Income Fund
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Government Opportunity Fund
ACM Managed Income Fund
The Southern Africa Fund
The Austria Fund
Alliance World Dollar Government Fund
ACM Managed Dollar Income Fund
The Korean Investment Fund
Alliance World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


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                                            ACM GOVERNMENT OPPORTUNITY FUND o 29

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 800-331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACM OppFd". The Fund's NYSE trading symbol is "AOF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds".

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information or if you would like a brochure describing the Dividend Reinvestment Plan, please call PFPC, Inc. at
(800)-331-1710.


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30 o ACM GOVERNMENT OPPORTUNITY FUND

NOTES


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                                            ACM GOVERNMENT OPPORTUNITY FUND o 31

NOTES


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32 o ACM GOVERNMENT OPPORTUNITY FUND

ACM Government Opportunity Fund
1345 Avenue of the Americas
New York, NY 10105


Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

OPPAR700